Chautauqua International Growth Fund
Schedule of Investments, September 30, 2021 (Unaudited)
				% of
		Shares	Value	Net Assets
Common Stocks

Application Software
Atlassian Corp. PLC (United States) (1)		38,862	$15,211,364	3.3%
Temenos Group AG (Switzerland) (2)		129,806	17,612,933	3.9%
			32,824,297	7.2%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)		165,219	10,977,103	2.4%
Automobiles
Suzuki Motor Corp. (Japan) (2)		222,410	9,937,069	2.2%
Biotechnology
BeiGene Ltd. - ADR (China) (1)		42,339	15,369,057	3.4%
Genmab A/S (Denmark) (1)(2)		48,514	21,196,830	4.6%
			36,565,887	8.0%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)		131,648	8,089,837	1.8%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)		56,073,234	14,946,140	3.3%
DBS Group Holdings Ltd. (Singapore) (2)		877,200	19,437,543	4.3%
			34,383,683	7.6%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)		276,588	16,906,679	3.7%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)		28,509	17,016,198	3.7%
Environmental & Facilities Services
Waste Connections, Inc. (United States)		162,778	20,498,634	4.5%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)		3,999,688	10,481,441	2.3%
Industrial Machinery
FANUC Corp. (Japan) (2)		72,924	15,989,456	3.5%
Information Technology
Constellation Software, Inc. (Canada)		14,804	24,252,799	5.3%
Internet & Direct Marketing Retail
Prosus NV (China) (2)		156,303	12,510,614	2.8%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)		81,520	12,069,036	2.7%
IT Services
Adyen NV (Netherlands) (1)(2)		7,014	19,606,613	4.3%
Tata Consultancy Services Ltd. (India) (2)		461,464	23,386,192	5.1%
			42,992,805	9.4%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)		1,301,007	21,102,719	4.6%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)		43,096	17,397,297	3.8%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)		212,771	20,428,144	4.5%
Regional Banks
HDFC Bank Ltd. - ADR (India)		225,543	16,484,938	3.6%
Renewable Electricity
Brookfield Renewable Corp. (United States)		222,751	8,644,966	1.9%
Semiconductor Equipment
ASML Holding NV (Netherlands)		28,772	21,438,304	4.7%
Semiconductors
AMS AG (Austria) (2)		307,937	5,585,499	1.2%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)		146,146	16,317,201	3.6%
			21,902,700	4.8%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (United States) (1)		29,620	7,855,816	1.7%
Total Common Stocks			440,750,422	96.7%
(Cost $313,723,384)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.03% (3)		14,273,212	14,273,212	3.1%
Total Short-Term Investment			14,273,212	3.1%
(Cost $14,273,212)
Total Investments			455,023,634	99.8%
(Cost $327,996,596)
Other Assets in Excess of Liabilities			959,087	0.2%
TOTAL NET ASSETS			$455,982,721	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Austria	1.2%
Canada	9.1%
China	15.7%
Denmark	9.1%
India	8.7%
Indonesia	3.3%
Japan	13.1%
Netherlands	9.0%
Singapore	4.3%
Switzerland	6.3%
Taiwan	3.6%
Hong Kong	1.8%
United States	11.4%
Cash	3.4%

Chautauqua International Growth Fund
Summary of Fair Value Exposure at September 30, 2021 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$195,967,556	$244,782,866	$–	$440,750,422
Total Equity	195,967,556	244,782,866	–	440,750,422
Short-Term Investment
Money Market Mutual Fund	14,273,212	–	–	14,273,212
Total Short-Term Investment	14,273,212	–	–	14,273,212
Total Investments*	$210,240,768	$244,782,866	$–	$455,023,634

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.